Acquisition of Jerritt Canyon Canada Ltd.	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF JERRITT CANYON CANADA LTD. [Text Block]
4. ACQUISITION OF JERRITT CANYON CANADA LTD.

Description of the Transaction

On April 30, 2021, the Company completed the acquisition of 100% of the issued and outstanding shares of Jerritt Canyon Canada Ltd. from Sprott Mining Inc. ("Sprott Mining") in exchange for 26,719,727 common shares of First Majestic (the "Consideration Shares") and five million common share purchase warrants (the "Consideration Warrants"), each exercisable for one common share of the Company at a price of $20 per share for a period of three years from the date of acquisition on April 30, 2021 (the “Acquisition Date”). Concurrent with closing of the acquisition, Sprott Mining also completed a private placement consisting of $30.0 million at a price of $17.59 per share for a total of 1,705,514 common shares of the Company (the "Private Placement Shares") (together, the "Acquisition Agreement").

Pursuant to closing of the Acquisition Agreement, the Company deposited into escrow an aggregate of $60.0 million (the "Escrowed Funds"), including $30.0 million from First Majestic and $30.0 million proceeds from the Private Placement Shares, representing the estimated tax ("Triggered Tax") due by Jerritt Canyon Canada as a result of a reorganization completed prior to the acquisition of the Jerritt Canyon Gold Mine. Pursuant to the Acquisition Agreement, the Purchase Price is increased to the extent the Triggered Tax is less than $60 million (“Triggered Tax Adjustment”) and decreased to the extent the working capital (the “Working Capital Adjustment”) of Jerritt Canyon is less than zero. The amount of such tax liability was $45.2 million and has been paid from the Escrowed Funds. As of April 30, 2021, Jerritt Canyon had a preliminary negative working capital of $2.8 million. As at December 31, 2021, the Working Capital Adjustment and Triggered Tax Adjustment had not been finally determined and $12.6 million remains in escrow pending such determination.

Jerritt Canyon owns and operates the Jerritt Canyon Gold Mine located in Elko County, Nevada. Jerritt Canyon was discovered in 1972 and has been in production since 1981 having produced over 9.5 million ounces of gold over its 40-year production history. The mine currently operates as an underground mine and has one of three permitted gold processing plants in Nevada that uses roasting in its treatment of ore. This processing plant has a capacity of 4,000 tonnes per day (“tpd”) and is currently operating at an average rate of approximately 2,200 tpd. The property consists of a large, under explored land package consisting of 30,821 hectares (119 square miles). The acquisition was completed in order to support the Company's growth strategy by adding another cornerstone asset within a world class mining jurisdiction to the Company's portfolio.

Management has concluded that Jerritt Canyon constitutes a business and, therefore, the acquisition is accounted for in accordance with IFRS 3 - Business Combinations. Given the delivery of the consideration and the fulfillment of the covenants as per the Acquisition Agreement, the transaction was deemed to be completed with First Majestic identified as the acquirer. Based on the April 30, 2021 opening share price of common shares, the total consideration of the Jerritt Canyon acquisition is $478.9 million. The Company began consolidating the operating results, cash flows and net assets of Jerritt Canyon from April 30, 2021 onwards.

The determination of the fair value of assets acquired and liabilities assumed was previously reported based on preliminary estimates at the Acquisition Date. The Company is completing a full and detailed valuation of the fair value of the net assets of Jerritt Canyon acquired using income, market, and cost valuation methods with the assistance of an independent third party. As of the date of these consolidated financial statements, the allocation of purchase price with respect to the fair value increment of assets acquired and liabilities assumed have been updated to reflect new information obtained which existed at the Acquisition Date.

The fair value of assets acquired, and liabilities assumed are subject to change for up to one year from the Acquisition Date. The Company is finalizing its full and detailed assessment of the fair value of the net assets of Jerritt Canyon acquired. As stated above, the Triggered Tax Adjustment and the Working Capital Adjustment, as well as any consequential impact on the deferred tax liabilities, have yet to be finally determined. If new information arises which would impact management's assessment of the fair value at the Acquisition Date, any adjustments to the allocation of the purchase consideration will be recognized retrospectively and comparative information will be revised. Consequently, the final allocation of the purchase price consideration may result in material adjustments to the amounts shown in these audited consolidated financial statements.

Consideration and Purchase Price Allocation

Total consideration for the acquisition was valued at $478.9 million on the Acquisition Date. The following table summarizes the consideration paid as part of the purchase price:

Total Consideration

26,719,727 Consideration Shares issued to Sprott Mining with an accounting fair value of $15.59 per share(1)	$416,561
1,705,514 Private Placement Shares issued to Sprott Mining with an accounting fair value of $15.59 per share(1)	26,589
5,000,000 Consideration Warrants issued to Sprott Mining with an accounting fair value of $4.63 per warrant(2)	23,150
Estimated Triggered Tax Adjustment	12,570
Total consideration	$478,870

(1)Fair values of Consideration Shares and Private Placement Shares were estimated at $15.59 per share based on the opening price of First Majestic’s common share on the New York Stock Exchange on April 30, 2021, as compared to their deemed price of $17.59 according to the Acquisition Agreement.
(2)The Consideration Warrants have an exercise price of $20 per share for a three-year term expiring on April 30, 2024. The fair value of Consideration Warrants were estimated using the Black-Scholes method at the Jerritt Canyon Acquisition Date, using the following assumptions:

Stock price (as of opening on April 30, 2021)	$15.59
Exercise price of Consideration Warrants	$20.00
Term (years)	3
Volatility	55%
Annual rate of quarterly dividends	0%
Discount rate - bond equivalent yield	0.5%
Total fair value of warrants	$23,150
The following table summarizes the preliminary and revised purchase price allocated to the identifiable assets and liabilities based on their estimated fair values on the acquisition date:

Allocation of Purchase Price
	Preliminary as reported June 30, 2021	Adjustments	Revised as reported December 31, 2021
Cash and cash equivalents	$1,025	$—	$1,025
Inventories	19,304	—	19,304
Trade and other receivables	135	(63)	72
Other financial assets	3,581	—	3,581
Prepaid expenses	1,662	62	1,724
Restricted cash(1)	96,985	—	96,985
Mining interest	409,930	22,729	432,659
Property, plant and equipment	224,034	(48,307)	175,727
Deposit on non-current assets	128	—	128
Trade and other payables	(27,159)	3,974	(23,185)
Lease liabilities(3)	(2,194)	—	(2,194)
Income taxes payable	(47,185)	1,866	(45,319)
Contingent environmental provision(2)	(17,900)	17,900	—
Decommissioning liabilities(2)	(87,705)	16,570	(71,135)
Deferred tax liabilities	(98,186)	(12,316)	(110,502)
Net assets acquired	$476,455	$2,415	$478,870
(1) Restricted cash includes $30.0 million proceeds from the issuance of Private Placement Shares which were deposited into the Escrowed Funds and $67.0 million in non-current environmental reclamation bonds.
(2) Decommissioning liabilities include funds required to establish a trust agreement with the Nevada Division of Environmental Protection (“NDEP”) to cover post-closure water treatment costs at Jerritt Canyon, which were previously reported as a contingent environmental provision.
3) Lease liabilities are defined per Note 21.

The Company used discounted cash flow models to determine the fair value of the depletable mining interest. The expected future cash flows are based on estimates of future gold prices, estimated quantities of ore reserves and mineral resources, expected future production costs and capital expenditures based on the life of mine plans at the acquisition date. The discounted future cash flow models used a 5.1% discount rate based on the Company’s assessment of country risk, project risk, and other potential risks specific to the acquired mining interest.

The significant assumptions used in the determination of the fair value of the mining interests were as follows:

Short-term and long-term gold price	$1,750
Discount rate	5.1%
Mine life (years)	11
Average gold grade over life of mine	6.0 g/t
Average gold recovery rate	86%

The Company used a market approach to determine the fair value of exploration potential by comparing the costs of other precedent market transactions within the industry on a dollar per square kilometres basis. Those amounts were used to determine the range of area-based resources multiples implied within the value of transactions by other market participants. Management made a significant assumption in the determination of the fair value of exploration potential by using an implied multiple of $298,524 per square kilometre for a total of $92.0 million. The Company accounted for exploration potential through inclusion within non-depletable mineral interest.

Financial and operating results of Jerritt Canyon are included in the Company’s consolidated financial statements effective April 30, 2021. During the year ended December 31, 2021, the acquisition of Jerritt Canyon contributed $123.8 million of revenues and $32.1 million of net loss to the Company’s financial results since April 30, 2021.

Had the business combination been effected at January 1, 2021, pro forma revenues and net loss of the Company for the year ended December 31, 2021 would have been $636.4 million and $26.5 million, respectively. Total transaction costs of $2.0 million related to the acquisition were expensed during the year.